Exhibit 10.2

TERMINATION AGREEMENT

This Termination Agreement, dated as of May 6, 2026 (the “Termination Agreement”), between HWH International Inc., a Nevada corporation, (“HWH”), and Alset Inc., a Texas corporation (“Alset”), and together with HWH, the “Parties”, and each, a “Party”).

WHEREAS, the Parties have entered into a Term Sheet and a Stock Purchase Agreement, and HWH agreed, pursuant to the terms thereof, to issue to Alset a Convertible Promissory Note (in the forms of Exhibit A, Exhibit B, and Exhibit C hereto, respectively) (collectively, the “Agreements”);

WHEREAS, the Parties desire to not proceed with the sale and purchase of the shares of Hapi Metaverse Inc. contemplated by the Agreements; and

WHEREAS, the Parties hereto desire to terminate the Agreements on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Termination Agreement have the respective meanings assigned to them in the Agreements.

2. Termination of the Agreements. Subject to the terms and conditions of this Termination Agreement, the Agreements are hereby terminated as of the date first written above (the “Termination Date”). From and after the Termination Date, the Agreements will be of no further force or effect, and the rights and obligations of each of the Parties thereunder shall terminate.

3. Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a) It has the full right, power, and authority to enter into this Termination Agreement and to perform its obligations hereunder.

(b) The execution of this Termination Agreement by the individual whose signature is set forth at the end of this Termination Agreement on behalf of such Party, and the delivery of this Termination Agreement by such Party, have been duly authorized by all necessary action on the part of such Party.

(c) This Termination Agreement has been executed and delivered by such Party and (assuming due authorization, execution, and delivery by the other Party hereto) constitutes the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms.

4. Miscellaneous.

(a) This Termination Agreement and all related documents are governed by, and construed in accordance with, the laws of the State of Delaware.

(b) This Termination Agreement and each of the terms and provisions hereof may only be amended, modified, waived, or supplemented by an agreement in writing signed by each Party.

(c) The Parties drafted this Termination Agreement without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

(d) If any term or provision of this Termination Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Termination Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

(e) This Termination Agreement constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

(f) Each Party shall pay its own costs and expenses in connection with the drafting, negotiation, and execution of this Termination Agreement (including the fees and expenses of its advisors, accountants, and legal counsel).

(g) This Termination Agreement may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Termination Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Termination Agreement.

IN WITNESS WHEREOF, the Parties have executed this Termination Agreement as of the date first written above.

HWH INTERNATIONAL INC.

By	/s/ Rongguo Wei
Name:	Rongguo Wei
Title:	CFO

ALSET INC.

By	/s/ Alan Lui
Name:	Alan Lui
Title:	Co-CFO

Exhibit A

Term Sheet

Exhibit B

Stock Purchase Agreement

Exhibit C

Convertible Promissory Note